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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form 8-K


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report:  May 31, 1996
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                       UNITED ASSET MANAGEMENT CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                              1-9215                 04-2714625
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(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                     File Number)          Identification No.)

One International Place, Boston, MA                 02110
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(Address of principal executive offices)            (ZIP Code)

Registrant's telephone number, including area code:  (617) 330-8900
                                                     --------------

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ITEM 5.        OTHER EVENTS

       On May 16, 1996, the Board of Directors of United Asset Mangement Corporation approved a two-for-one split of the Company's common stock, par value $0.01, effected in the form of a 100% stock dividend, payable on June 21, 1996 to stockholders of record at the close of business on June 7, 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITED ASSET MANAGEMENT CORPORATION
                                   -----------------------------------
                                      Registrant

DATED:  May 31, 1996                     By:  /s/  William H. Park
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                                              William H. Park
                                              Executive Vice President
                                              and Chief Financial Officer